EXHIBIT 10.5

THIS INSTRUMENT PREPARED BY

AND AFTER RECORDING RETURN TO:

M. Christine Graff

Winston & Strawn LLP

35 West Wacker Drive

Chicago, Illinois 60601

Above Space for Recorder’s Use Only

FIRST AMENDMENT TO CO-OWNERSHIP AGREEMENT

This FIRST AMENDMENT TO CO-OWNERSHIP AGREEMENT (this “Agreement”) dated as of November 21st, 2006, is made by and among CONTINENTAL TOWERS ASSOCIATES III, LLC, a Delaware limited liability company (“CTAIII”) and CONTINENTAL TOWERS, L.L.C., a Delaware limited liability company (“CTLLC”) (CTAIII and CTLLC are collectively referred to herein as the “Co-Owners”).

WHEREAS, Continental Towers Associates I, L.P., an Illinois limited partnership ("CTAI"), as the owner of an undivided 36% interest in the real property and office building complex commonly known as Continental Towers, 1701 Golf Road, Rolling Meadows, Illinois and more particularly described on Exhibit A (the “Property”), and CTLLC, as the owner of an undivided 64% interest in the Property, entered into that certain Co-Ownership Agreement dated as of January 10, 2006 and recorded January 13, 2006 as Document Number 0601341113 (the "Co-Ownership Agreement");

WHEREAS, concurrently with the execution and delivery of this First Amendment, (a) CTAI will transfer all of its right, title and interest in and to the Property (being an undivided 36% interest in the Property) to CTAIII; and (b) the Co-Owners will refinance the Senior Loan; and

WHEREAS, the parties desire to amend the Co-Ownership Agreement to reflect the new ownership structure, the new Senior Loan, and to make certain other changed to which the parties have agreed.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

ARTICLE I

DEFINITIONS

All capitalized terms used in this First Amendment which are not defined herein shall have the meaning set forth in the Co-Ownership Agreement.

1.	Article I of the Co-Ownership Agreement is hereby amended by:

(a) deleting the definition of "CTA Agreement" contained therein and inserting the following in lieu thereof:

“CTA Agreement” shall mean that certain Limited Liability Company Agreement of Continental Towers Associates II, LLC (the sole member of CTAIII) dated as of the date hereof, as the same may be amended, restated, or otherwise modified from time to time."

(b) modifying the definition of "Management Agreement" by inserting the phrase "and that certain Second Amendment dated as of the date hereof by and among Co-Owners and Manager." at the end of said definition.

(c) modifying the definition of "Senior Lender" by deleting "SunAmerica Life Insurance Company" and inserting "CWCapital LLC" in lieu thereof.

(d) modifying the definition of "Senior Loan" by deleting "$75,000,000" and inserting "$115,000,000" in lieu thereof.

2.           Notices to CTAIII under Section 7.02 of the Co-Ownership Agreement shall be addressed as follows:

Continental Towers Associates III, LLC

c/o Continental Towers Associates II, LLC

c/o CTA General Partner, LLC

c/o Prime Group Realty Trust

77 West Wacker Drive

Suite 3900

Chicago, Illinois 60601

Attn: Jeffrey A. Patterson

With a copy to:

Prime Group Realty Trust

77 West Wacker Drive

Suite 3900

Chicago, Illinois 60601

Attn: James F. Hoffman

And a copy to:

Richard A. Heise

5317 West Cullom Avenue

Chicago, Illinois 60641

3.           Schedule 1 and Schedule 2 attached to the Co-Ownership Agreement are hereby deleted in their entirety and Schedule1 and Schedule 2 attached to this First Amendment are hereby inserted in lieu thereof.

4.           Except as modified herein, each and every provision of the Co-Ownership Agreement shall remain in full force and effect.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

CONTINENTAL TOWERS ASSOCIATES III, LLC, a Delaware limited liability company

By: CTA GENERAL PARTNER, LLC, a Delaware limited liability company, its Manager

By: CTA MEMBER, INC., a Delaware corporation,
its Managing Member

By: /s/ Paul G. Del Vecchio
Name: Yochanan Danziger, by Paul G.
Del Vecchio, Attorney-In-Fact
Title: President

CONTINENTAL TOWERS, L.L.C., a Delaware
limited liability company

By: CTA GENERAL PARTNER, LLC, a
Delaware limited liability company, its sole member

By: CTA MEMBER, INC., a Delaware
corporation, its Managing Member

By: /s/ Paul G. Del Vecchio
Name: Yochanan Danziger, by Paul G.
Del Vecchio, Attorney-In-Fact
Title: President

STATE OF ILLINOIS	)
) ss.
COUNTY OF COOK	)

BEFORE ME, the undersigned, a Notary Public in and for said County and State, on this day personally appeared Paul G. Del Vecchio, known to me to be the Attorney in Fact for Yochanan Danziger, the President of CTA MEMBER, INC., a Delaware corporation, the Managing Member of CTA GENERAL PARTNER, LLC, a Delaware limited liability company, the general partner of CONTINENTAL TOWERS ASSOCIATES III, LLC, the limited liability company that executed the foregoing instrument, and known to me to be the person who executed the foregoing instrument on behalf of said limited liability company, as general partner of such limited partnership, and acknowledged to me that he executed the same in such capacity and that such limited partnership executed the same for the purposes and consideration therein expressed.

Given under my hand and sale of office this 21st day of November, 2006.

/s/ Melita Strickland

Notary Public

[Seal]	My commission expires: 5-4-2009

STATE OF ILLINOIS	)
) ss.
COUNTY OF COOK	)

BEFORE ME, the undersigned, a Notary Public in and for said County and State, on this day personally appeared Paul G. Del Vecchio, known to me to be the Attorney in Fact for Yochanan Danziger, the President of CTA MEMBER, INC., a Delaware corporation, the Managing Member of CTA GENERAL PARTNER, LLC, a Delaware limited liability company, the sole member of CONTINENTAL TOWERS, L.L.C., the limited liability company that executed the foregoing instrument, and known to me to be the person who executed the foregoing instrument on behalf of said limited liability company, as the sole member of such limited liability company, and acknowledged to me that he executed the same in such capacity and that such limited liability company executed the same for the purposes and consideration therein expressed.

Given under my hand and sale of office this 21st day of November, 2006.

/s/ Melita Strickland

Notary Public

[Seal]	My commission expires: 5-4-2009

EXHIBIT A

LEGAL DESCRIPTION OF PROPERTY

REAL PROPERTY IN THE CITY OF ROLLING MEADOWS, COUNTY OF COOK, STATE OF ILLINOIS, DESCRIBED AS FOLLOWS:

PARCEL 1:

LOTS 1 AND 2 IN CASATI-HEISE SUBDIVISION, BEING A SUBDIVISION OF PART OF THE NORTHEAST 1/4 OF SECTION 17 AND PART OF THE NORTHWEST 1/4 OF SECTION 16, BOTH IN TOWNSHIP 41 NORTH, RANGE 11 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS, ACCORDING TO THE PLAT THEREOF RECORDED DECEMBER 27, 1988 AS DOCUMENT NUMBER 88592766, (EXCEPTING THEREFROM THAT PART OF LOT 1 DEDICATED FOR ROADWAY PURPOSES ACCORDING TO PLAT RECORDED DECEMBER 2, 2002, AS DOCUMENT NUMBER 0021325095), IN COOK COUNTY, ILLINOIS.

PARCEL 2:

EASEMENTS APPURTENANT TO AND FOR THE BENEFIT OF PARCELS 1 AND 4, AS CREATED AND GRANTED AND SET FORTH IN EASEMENT AGREEMENT DATED AS OF SEPTEMBER 23, 1977 AND RECORDED OCTOBER 10, 1978 AS DOCUMENT NUMBER 24662689 AND AS AMENDED BY AMENDMENT TO EASEMENT AGREEMENT DATED AS OF MAY 15, 1980 AND RECORDED JUNE 10, 1980 AS DOCUMENT NUMBER 25482426 UPON, OVER AND UNDER PORTIONS OF LOTS 1 TO 6, INCLUSIVE, IN HEISE’S SUBDIVISION, A SUBDIVISION OF PART OF THE NORTHWEST 1/4 OF SECTION 16, TOWNSHIP 41 NORTH, RANGE 11 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS, ACCORDING TO THE PLAT THEREOF RECORDED DECEMBER 23, 1977 AS DOCUMENT 24119807 AND ALSO OVER, UPON AND UNDER PORTIONS OF THAT PART OF THE NORTHEAST 1/4 OF SECTION 17, TOWNSHIP 41 NORTH, RANGE 11 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHEAST CORNER OF THE NORTHEAST 1/4 OF SECTION 17; THENCE SOUTHERLY ALONG THE EAST LINE OF SAID NORTHEAST 1/4 OF SECTION 17, A DISTANCE OF 80.0 FEET TO THE SOUTHERLY RIGHT-OF-WAY OF GOLF ROAD (STATE ROUTE 58), AS DEDICATED AND RECORDED SEPTEMBER 24, 1929 AS DOCUMENT NUMBERS 10488005 AND 10488006; THENCE SOUTH 89 DEGREES, 08 MINUTES WEST ALONG SAID SOUTHERLY RIGHT-OF-WAY OF GOLF ROAD (STATE ROUTE 58), 691.05 FEET FOR A POINT OF BEGINNING; THENCE SOUTH 0 DEGREES, 52 MINUTES EAST, 265.0 FEET; THENCE SOUTH 89 DEGREES, 08 MINUTES WEST PARALLEL, WITH SAID SOUTHERLY RIGHT-OF-WAY OF GOLF ROAD (STATE ROUTE 58), 196.11 FEET; THENCE NORTH 0 DEGREES, 27 MINUTES, 20 SECONDS EAST PARALLEL WITH THE WEST LINE OF SCHWAKE’S SUBDIVISION RECORDED AUGUST 11, 1970 AS DOCUMENT 21235091, NOW VACATED, 265.07 FEET TO SAID SOUTHERLY RIGHT-OF-WAY OF GOLF ROAD (STATE ROUTE 58); THENCE NORTH 89 DEGREES, 08 MINUTES EAST, ALONG SAID SOUTHERLY RIGHT-OF-WAY OF GOLF ROAD (STATE ROUTE 58), 190.0 FEET TO THE

POINT OF BEGINNING, ALL IN COOK COUNTY, ILLINOIS, FOR THE OPERATION, MAINTENANCE, REPAIR, REPLACEMENT, RELOCATION AND REMOVAL OF A WATER SUPPLY LINE, SEWER AND OTHER UTILITIES, IN COOK COUNTY, ILLINOIS.

PARCEL 3:

EASEMENTS APPURTENANT TO AND FOR THE BENEFIT OF PARCELS 1 AND 4, AS CREATED AND GRANTED AND SET FORTH IN EASEMENT AGREEMENT DATED AS OF SEPTEMBER 23, 1977 AND RECORDED OCTOBER 10, 1978 AS DOCUMENT NUMBER 24662688 AND AS AMENDED BY AGREEMENT THERETO DATED AS OF NOVEMBER 21, 1979 AND RECORDED DECEMBER 17, 1979 AS DOCUMENT NUMBER 25284791 UPON AND UNDER PORTIONS OF THAT PART OF THE NORTHEAST 1/4 OF SECTION 17, TOWNSHIP 41 NORTH, RANGE 11 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHEAST CORNER OF THE NORTHEAST 1/4 OF SECTION 17; THENCE SOUTHERLY ALONG THE EAST LINE OF SAID NORTHEAST 1/4 OF SECTION 17, A DISTANCE OF 80.0 FEET TO THE SOUTHERLY RIGHT-OF-WAY OF GOLF ROAD (STATE ROUTE 58), AS DEDICATED AND RECORDED SEPTEMBER 24, 1929 AS DOCUMENT NUMBERS 10488005 AND 10488006; THENCE SOUTH 89 DEGREES, 08 MINUTES WEST ALONG SAID SOUTHERLY RIGHT-OF-WAY OF GOLF ROAD (STATE ROUTE 58), 691.05 FEET FOR A POINT OF BEGINNING; THENCE SOUTH 0 DEGREES, 52 MINUTES EAST, 265.0 FEET; THENCE SOUTH 89 DEGREES, 08 MINUTES WEST PARALLEL WITH SAID SOUTHERLY RIGHT-OF-WAY OF GOLF ROAD (STATE ROUTE 58), 196.11 FEET; THENCE NORTH 0 DEGREES, 27 MINUTES, 20 SECONDS EAST, PARALLEL WITH THE WEST LINE OF SCHWAKE’S SUBDIVISION, RECORDED AUGUST 11, 1970 AS DOCUMENT 21235091, NOW VACATED, 265.07 FEET TO SAID SOUTHERLY RIGHT-OF -WAY OF GOLF ROAD (STATE ROUTE 58); THENCE NORTH 89 DEGREES, 08 MINUTES EAST, ALONG SAID SOUTHERLY RIGHT-OF-WAY OF GOLF ROAD (STATE ROUTE 58), 190 FEET TO THE POINT OF BEGINNING, ALL IN COOK COUNTY, ILLINOIS, FOR THE OPERATION, MAINTENANCE, REPAIR, REPLACEMENT, RELOCATION AND REMOVAL OF A WATER SUPPLY LINE, SEWER AND OTHER UTILITIES IN COOK COUNTY, ILLINOIS.

PARCEL 4:

LOT 3 IN CASATI-HEISE SUBDIVISION, BEING A SUBDIVISION OF PART OF THE NORTHEAST 1/4 OF SECTION 17 AND PART OF THE NORTHWEST 1/4 OF SECTION 16, BOTH IN TOWNSHIP 41 NORTH, RANGE 11 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS, ACCORDING TO THE PLAT THEREOF RECORDED DECEMBER 27, 1988 AS DOCUMENT NUMBER 88592766, IN COOK COUNTY, ILLINOIS.

Common address: Continental Towers, 1701 Golf Road, Rolling Meadows, Illinois

PINS: 08-16-100-034, 08-16-100-035 and 08-16-100-036

SCHEDULE 1

SENIOR LOAN DOCUMENTS

1.	Promissory Note;
2.	Mortgage, Security Agreement and Fixture Financing Statement;
3.	Assignment of Leases and Rents;
4.	Financing Statement (Secretary of State);
5.	Financing Statement (County);
6.	Schedule A to UCC-1;
7.	Guaranty;
8.	Environmental and Hazardous Substances Indemnification Agreement;
9.	Borrower's Agreement (to Escrow Agreement);
10.	Certificate of Borrower;
11.	Company Certificate (Continental Towers Associates III, L.L.C.);
12.	Company Certificate (Continental Towers Associates II, L.L.C.);
13.	Company Certificate (CTA General Partner, LLC);
14.	Company Certificate (CTA General Partner, LLC);
15.	Corporate Certificate (CTA Member, Inc.);
16.	Company Certificate (CTA General Partner, LLC);
17.	Corporate Certificate (CTA Member, Inc.);
18.	Certification Regarding Partnership Agreement (Prime Group Realty, L.P.)
19.	Certification Regarding Trust Agreement (Prime Group Realty Trust);
20.	Company Certificate (Prime Group Management, L.L.C.);
21.	Company Certificate (PGRT Equity LLC);
22.	Assignment and Subordination of Management Agreement;
23.	Form W-9 (Continental Towers Associates III, L.L.C.);
24.	Form W-9 (Continental Towers Associates, L.L.C.);
25.	Operations and Maintenance Agreement;
26.	Subordination and Standstill Agreement;
27.	Officer's Certificate Concerning Borrower;
28.	Cash Management Agreement; and

29.          Rent Account Agreement.

SCHEDULE 2

JUNIOR LOAN DOCUMENTS

1.	Amended and Restated Promissory Note dated as of the date executed by Co-Owners for the benefit of Junior Lender.
2.	Second Amended and Restated Loan Agreement dated as of the date hereof by and among Co-Owners, Richard A. Heise, and Junior Lender.
3.	Second Amended and Restated Mortgage dated as of the date hereof by and among Co-Owners and Junior Lender.
4.	Amended and Restated Assignment of Rents and Leases dated as of the date hereof executed by Co-Owners for the benefit of Junior Lender.
5.	Amended and Restated Environmental Indemnity Agreement dated as of the date hereof executed by Co-Owners for the benefit of Junior Lender.
6.

Amended and Restated First Mortgage dated October 1, 1991, and recorded on January 2, 1992, as Document Number 92001888, from American National Bank and Trust Company of Chicago, as Trustee under Trust Agreement dated July 26, 1977, and known as Trust 40935 to General Electric Capital Corporation to secure an indebtedness in the amount of $152,106,073.00.

7.

First Amendatory Agreement dated April 30, 1993, and recorded June 9, 1993, as Document Number 93434372, between American National Bank and Trust Company of Chicago, as Trustee, Continental Towers Associates – I, General Electric Capital Corporation and other parties.

8.

Second Amendatory Agreement dated November 1, 1994, and recorded December 30, 1994, as Document Number 04084292, between American National Bank and Trust Company of Chicago, as Trustee, Continental Towers Associates – I, General Electric Capital Corporation and other parties.

9.

Loan Modification and Amended and Restated Loan Agreement dated June 1, 1995, and recorded August 17, 1995, as Document Number 95545031, between American National Bank and Trust Company of Chicago, as Trustee, Continental Towers Associates – I, General Electric Capital Corporation and other parties.

10.

Supplemental First Mortgage and Security Agreement dated June 1, 1995, and recorded August 17, 1995, as Document Number 95545032, between First Bank, N.A., as Successor Trustee to National Boulevard Bank of Chicago, not personally but solely as Trustee under Trust Agreement dated September 27, 1976, and known as Trust Number 5602 and General Electric Capital Corporation to secure an indebtedness in the amount of $156,306,073.00.

11.

First Amendment to Loan Modification and Amended and Restated Loan Agreement dated December 12, 1997, and recorded December 17, 1997, as Document Number 97947240, between American National Bank and Trust Company of Chicago, as Trustee, General Electric Capital Corporation, Continental Towers Associates-I and First Bank, N.A. as Trustee.

12.	Assignment of Liens and Documents dated December 12, 1997, and recorded December 17, 1997, as Document Number 97947241, from General Electric Capital Corporation to Prime Group Realty, L.P.
13.	Assignment of Liens and Documents dated December 15, 1997, and recorded December 17, 1997, as Document Number 97947243, from Prime Group Realty, L.P. to BankBoston, N.A.
14.	Reassignment of Liens and Documents dated May 4, 1998, and recorded May 18, 1998, as Document Number 98407007, from BankBoston, N.A. to Prime Group Realty, L.P.
15.

Assignment of Rents and Leases dated October 1, 1991, and recorded January 2, 1992, as Document Number 92001889, from American National Bank and Trust Company of Chicago, as Trustee under Trust 40935 to General Electric Capital Corporation. (Reassignment in item 9 above applies to this Assignment of Rents and Leases as well.)

16.

First Mortgage dated December 27, 1985, and recorded December 30, 1985, as Document 85342789, made by American National Bank and Trust Company, as Trustee under Trust 40935, to General Electric Capital Corporation, to secure an indebtedness of $105,000,000.00.

17.	Third Loan Modification Agreement (modifying item 11 above), dated December 1, 1988, and recorded January 10, 1989, as Document 89013686.
18.	Fourth Loan Modification Agreement (modifying item 11 above), dated December 1, 1989, and recorded January 25, 1990, as Document 90041713.
19.	Fifth Loan Modification Agreement (modifying item 11 above), dated December 1, 1990, and recorded March 8, 1991, as Document 91105421. (Reassignment in item 9 above applies to this Mortgage as well.)
20.

Assignment of Rents and Leases made by American National Bank and Trust Company, as Trustee under Trust 40935 to General Electric Capital Corporation dated December 27, 1985, and recorded December 30, 1985, as Document Number 85342790. (The reassignment in item 9 above and the Modification Agreements in items 12, 13 and 14 above apply to this Assignment of Rents and Leases as well.)

21.

1997 Promissory Note dated October 1, 1991, with an amended and restated effective date of December 12, 1997, in the original principal amount of $163,103,099.24 made by American National Bank and Trust Company of Chicago, as Trustee of Trust 40935, in favor of General Electric Capital Corporation.

22.

Lock Box Agreement dated as of July 27, 1995, by and among The Northern Trust Company, Trust 40935, Beneficiary and GECC as amended by First Amendment to Lock Box Agreement dated as of September 13, 1995, or a replacement of the foregoing with a different bank reasonably acceptable to holder pursuant to an agreement consistent with the foregoing (either as applicable, the “Lock Box Agreement”).

23.	Hazardous Substances Indemnity Agreement dated as of October 1, 1991, as amended by the Loan Agreement.
24.	All UCC Financing Statements executed in connection with any of the foregoing.

25.

Assumption Agreement between Prime Group Realty, L.P., Chicago Title Land Trust Company, as successor trustee under Trust No. 40935, Chicago Title Land Trust Company, as successor trustee under Trust No. 5602, Continental Towers Associates-I, L.P., Continental Towers, L.L.C., Richard A. Heise and Roland E. Casati.